SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 7, 1997


                               DELUXE CORPORATION
             (Exact name of registrant as specified in its charter)


           MINNESOTA                 1-7945                 41-0216800
(State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)


            3680 Victoria Street North, Shoreview, Minnesota     55126
                (Address of principal executive offices)       (Zip Code)



                                  612/483-7111
              (Registrant's telephone number, including area code)



                                       N/A
         (Former name or former address, if changed since last report)



Item 5.  Other Events.

         The Board of Directors of Deluxe Corporation (the "Company") has approved the extension of the benefits afforded by the Company's existing shareholder rights plan, dated as of February 12, 1988 (the "Existing Plan"), by amending and restating its existing provisions. The amended plan, like the Existing Plan, is intended to deter coercive or abusive tender offers and market accumulations. The amended plan encourages an acquirer to negotiate with the Company's Board of Directors and enhance the Board's ability to act in the best interest of all of the Company's shareholders.

         Among other things, the Amended and Restated Rights Agreement, dated as of January 31, 1997 (the "Amended Agreement"), contains the following revisions to the Existing Plan: (i) Norwest Bank Minnesota, National Association has been appointed as Rights Agent; (ii) the term of the shareholder rights plan has been extended from February 22, 1998 through January 31, 2007; (iii) the exercise price of the Rights has been increased from $100 to $150 (subject to adjustment under certain circumstances described in the Amended Agreement); (iv) the threshold ownership requirement which triggers the exercisability of the Rights has been reduced from 30% to 15%; (v) the circumstances under which the Rights may be redeemed or the Amended Plan amended has been revised; (vi) the Board of Directors may now exchange shares of the Company's Common Stock for the Rights under certain circumstances; (vii) the events giving rise to the ability of the holders of the Rights to purchase shares of the Company's Common Stock at a discount from its current market price have been revised; and (viii) a provision exempting certain permitted offers and inadvertent acquisitions from the operation of the Amended Plan has been incorporated. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which has been filed as exhibit
4.1 to the Company's Amendment No. 1 on Form 8-A/A-1 filed with the Securities and Exchange Commission on February 7, 1997 and is incorporated herein by reference.


Item 7.           Financial Statements and Exhibits.

(c)               Exhibits.


Exhibit No.                                 Exhibit
-----------                                 -------

     4.1. Amended and Restated Rights Agreement, dated as of January 31, 1997, between Deluxe Corporation and Norwest Bank Minnesota, National Association, which includes as Exhibit A thereto, the Form of Rights Certificate.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       DELUXE CORPORATION
                                          (Registrant)

                                       By:      /s/ Charles M. Osborne
                                                Charles M. Osborne
                                                Senior Vice President and Chief
                                                Financial Officer

Dated:            February 7, 1997


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                                INDEX TO EXHIBITS

Exhibit No.                             Exhibit                                           Page
-----------                             -------                                           ----

     4.1         Amended and Restated Rights Agreement, dated as of January 31,             *
                 1997, between Deluxe Corporation and Norwest Bank Minnesota,
                 National Association, which includes as Exhibit A thereto, the
                 Form of Rights Certificate.

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*   Incorporated by reference to Exhibit 4.1 to the Company's Amendment No. 1 on
    Form 8-A/A-1 filed with the Securities and Exchange Commission on February
    7, 1997.